As filed with the Securities and Exchange Commission on September 6, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22562

Babson Capital Global Short Duration High Yield Fund
(Exact name of registrant as specified in charter)

550 South Tryon Street, Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Janice M. Bishop
Secretary and Chief Legal Officer
c/o Babson Capital Management, LLC
Independence Wharf
470 Atlantic Avenue
Boston, MA 02210
(Name and address of agent for service)

704-805-7200
Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2013

Item 1. Reports to Stockholders.

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND

Report for the

Six Months Ended June 30, 2013

Babson Capital Global Short Duration High Yield Fund
c / o Babson Capital Management LLC
550 South Tryon St.
Charlotte, NC 28202
704.805.7200
http://www.BabsonCapital.com/bgh

ADVISER
Babson Capital Management LLC
550 South Tryon St.
Suite 3300
Charlotte, NC 28202

SUB-ADVISOR
Babson Capital Global Advisors Limited
61 Aldwych
London, UK
WC2B 4AE

COUNSEL TO THE FUND
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02110

CUSTODIAN
US Bank
MK-WI-S302
1555 N. River Center Drive
Milwaukee, WI 53212

TRANSFER AGENT & REGISTRAR
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202

FUND ADMINISTRATION/ACCOUNTING
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Babson Capital Global Short Duration High Yield Fund (the “Fund”) have delegated proxy voting responsibilities relating to the voting of securities held by the Fund to Babson Capital Management LLC (“Babson Capital”). A description of Babson Capital’s proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Fund’s website at http://www.BabsonCapital.com/bgh; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at http://www.BabsonCapital.com/bgh or upon request by calling, toll-free, 1-866-399-1516.

OFFICERS OF THE FUND

Russell Morrison
President and Principal
Executive Officer

Patrick Hoefling
Chief Financial Officer and
Principal Financial and
Accounting Officer

Andrew Lennon
Treasurer

Michael Freno
Vice President

Sean Feeley
Vice President

Scott Roth
Vice President

Melissa LaGrant
Chief Compliance Officer

Janice Bishop
Secretary/Chief Legal Officer

Michele Manha
Assistant Secretary

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND

Babson Capital Global Short Duration High Yield Fund is a closed-end investment company, first offered to the public in 2012, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY

Babson Capital Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 20, 2011, and commenced operations on October 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company with its own investment objective. The Fund’s common shares are listed on the New York Stock Exchange under the symbol “BGH”.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser (as defined herein) determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

The Fund will seek to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. For example, the Fund will seek to take advantage of differences in pricing between bonds and loans of an issuer denominated in U.S. dollars and substantially similar bonds and loans of the same issuer denominated in Euros, potentially allowing the Fund to achieve a higher relative return for the same credit risk exposure.

Babson Capital Global Short Duration High Yield Fund June 2013 Semi-Annual Report

DEAR FELLOW SHAREHOLDERS,

It is our pleasure to provide you with the 2013 Semi-Annual Report for the Babson Capital Global Short Duration High Yield Fund (the “Fund”). We continue to believe our Global High Yield Investments Group at Babson Capital has a unique capability to offer investors a portfolio consisting of attractive yield opportunities in the global high yield market. We believe the recent performance of the Fund is a testament to the strength and collaboration of our global investment team and our expertise in the global markets. The global high yield asset class provided investors an adequate risk-reward premium during the first half of 2013 and we expect this trend to continue into the back half of the year.

We believe the global nature of the portfolio, primarily focusing on North American and Western European credits, provides investors with additional benefits compared to a U.S. only portfolio such as higher quality, increased yield, and lower duration credits. By leveraging our experienced team of investment professionals in the U.S. and U.K., we are able to primarily focus on North American and Western European credits with a fundamental bottom-up research approach and provide investors with what we believe to be our best relative value opportunities across jurisdictions, industries, credit quality and within the corporate capital structure. We continue to believe this approach and our seasoned team of investment professionals should provide investors with the opportunity for an attractive dividend yield in the future.

Market Review

The first of half of 2013 had a similar story to 2012, with investors searching for yield in the current low interest rate environment. This caused yields in both the U.S. and European markets to approach near all-time lows during the first quarter as investors entered the high yield market looking for attractive yields. Global high yield bond issuance also reached record highs mainly due to refinancing activity as companies took advantage of issuing lower coupon debt to refinance higher coupon payments. For the most part, the first quarter of 2013, could be characterized by healthy corporate earnings, accommodative central bank policies and modest economic improvement that helped support the global high yield asset class.

In the second quarter though, in light of concerns regarding the Federal Reserve’s tapering plans and the eventual increase of interest rates, volatility increased in the global high yield markets. In the U.S. high yield market, record outflows from retail investors put significant pressure on the market. With treasury rates stabilizing and more tempered enthusiasm from the Fed about growth, the high yield market rallied towards the tail end of the quarter. The Western European market experienced similar macro-economic headwinds in the second quarter as well. Market volatility increased and investor sentiment swayed mainly due to mixed economic reports and speculation regarding future U.S. Federal Reserve actions, Japan’s economic stimulus program and concerns over liquidity matters in China.

While yields fluctuated during the second quarter of 2013, we continue to see what we believe are attractive spreads for the current risk in the market despite the recent yield movements. The global fundamental picture remains healthy, with strong balance sheets, historically high EBTIDA margins, and prudent deployment of capital. Issuance volumes from M&A related activity remain at low levels compared to pre-financial crisis levels. We also expect that currently low default rates will continue for the foreseeable future.

We continue to expect modest volatility in the near-term as the markets sort out ever-changing views of global economic growth and central bank policies. However, the Fund continues to emphasize a fundamental approach to credit selection in order to identify good quality credits in the global high yield bond and loan markets. As a result, we believe the Fund will continue to offer attractive opportunities to our shareholders, particularly in light of the recent spike in yields.

Babson Capital Global Short Duration High Yield Fund Overview and Performance

The Fund ended June with a portfolio of 139 issuers, which is slightly more than the 121 issuers at the end of last year. A majority of the issuers are still domiciled in the U.S. (64.8%) followed by the U.K. (13.6%) and Canada (3.0%) - see Country Composition chart on page [4]. Over the course of the first half of the year, the U.K. market experienced the largest increase in exposure primarily due to attractive opportunities in the secondary market. The secondary market in Europe has proved to be an attractive market to pick up compelling opportunities that supplement the yield profile of the portfolio. In addition, these opportunities may help improve the credit profile of the Fund and reduce duration at the same time, as the European market is generally one notch higher in ratings and has shorter durations, on average, when compared to the U.S. market.

Babson Capital Global Short Duration High Yield Fund June 2013 Semi-Annual Report

As of June month-end, the Fund was well positioned from a quality standpoint: 72.1% B-rated, 12.1% BB-rated, and 11.3% CCC-rated, with almost 60% of the portfolio consisting of secured obligations. Within the CCC-rated and below category, the majority of these assets are senior secured 2nd lien loans. Based on our experience within the current market environment, we believe these senior secured 2nd lien loan assets offer a tremendous amount of value and being senior secured offers additional protection to investors.

The portfolio composition gravitated more towards global high yield bonds at the end of the second quarter. The Fund sold lower yielding bank loans and redeployed the proceeds into higher yielding bonds that had traded down as a result of the recent technical pressure on the global high yield bond market from mutual fund outflows.

The Fund paid a dividend payment of $0.1677 per share during each of the past six months comprised of net investment income. Based on the Fund’s initial public offering price of $25.00 per share, the distribution represents an annualized yield of 8.05% per share. Assets acquired through leverage, which represented 21% as of June 30, 2013, were accretive to net investment income and benefitted shareholders. We expect to stay in this range for the foreseeable future and do not anticipate any need to increase the level of leverage in the portfolio based on the current market environment. From an NAV performance standpoint, the Fund increased +4.26% year-to-date.

In Conclusion

It is still our opinion that the Central Banks’ recent comments about maintaining low interest rates over the near term will help sustain solid performance in the global high yield market. At the same time, we are aware that the credit markets remain subject to volatility due to the unsettled political and economic situation in Europe, domestic policy concerns, and low global growth rates. In general, we believe global high yield credit fundamentals are likely to remain relatively stable, following significant balance sheet improvements over the last three years. We also expect global default rates to continue to remain below their historical averages.

We believe that our bottom-up fundamental approach to investing has allowed us to build a solid portfolio of our best ideas covering the entire global high yield market over the past 6 months. Thus far, the Fund has performed as expected, even during the most recent period of market volatility, and we believe the Fund will continue to offer an attractive dividend to our shareholders through the end of 2013.

From all of us at Babson Capital Management LLC, we appreciate your continued support for the Fund and our Global High Yield Investments Group.

Sincerely,

Russell Morrison

President and Principal Executive Officer

Babson Capital Global Short Duration High Yield Fund

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Fund’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Babson Capital Global Short Duration High Yield Fund June 2013 Semi-Annual Report

*	Percentage of assets are expressed by market value and may vary over time. The percentages shown above represent a percentage of the Fund’s invested assets as of June 30, 2013.

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Babson Capital Global Short Duration High Yield Fund June 2013 Semi-Annual Report

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

June 30, 2013

Assets
Investments, at fair value (cost $603,851,929)	$604,344,571
Cash	11,165,780
Foreign currency, at fair value (cost $5,599,334)	5,580,483
Receivable for investments sold	17,404,046
Interest receivable	11,246,316
Unrealized appreciation on forward foreign exchange contracts	46,814
Prepaid expenses and other assets	28,315
Total assets	649,816,325

Liabilities
Payable for investments purchased	19,877,562
Payable to adviser	533,911
Dividend payable	3,363,701
Accrued expenses and other liabilities	486,600
Note payable	138,000,000
Total liabilities	162,261,774
Total net assets	$487,554,551

Net Assets
Common stock, $0.00001 par value; 20,057,849 shares issued and outstanding (unlimited shares authorized)	$201
Additional paid-in capital	477,890,815
Undistributed net investment income	401,164
Accumulated net realized gain	8,720,155
Net unrealized appreciation	542,216
Total net assets	$487,554,551
Net asset value per share	$24.31

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund June 2013 Semi-Annual Report

STATEMENT OF OPERATIONS (UNAUDITED)

Period from
January 1, 2013
through
June 30, 2013

Investment Income
Interest income	$25,230,493
Total investment income	25,230,493

Operating Expenses
Advisory fees	3,129,533
Administrator fees	930,177
Interest expense	776,334
Directors’ fees	146,173
Professional fees	73,917
Printing and mailing expense	43,122
Registration fees	14,876
Other operating expenses	756
Total operating expenses	5,114,888
Net investment income	20,115,605

Realized and Unrealized Gains (Losses) on Investments
Net realized gain on investments	5,315,817
Net realized gain on forward foreign exchange contracts	2,681,571
Net realized gain on foreign currency and translation	419,947
Net realized gain on investments	8,417,335
Net unrealized depreciation of investments	(10,868,157)
Net unrealized appreciation of forward foreign exchange contracts	2,758,044
Net unrealized depreciation of foreign currency and translation	(20,590)
Net unrealized depreciation on investments	(8,130,703)
Net realized and unrealized gains on investments	286,632
Net increase in net assets resulting from operations	$20,402,237

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund June 2013 Semi-Annual Report

STATEMENT OF CASH FLOWS (UNAUDITED)

Period from
January 1, 2013
through
June 30, 2012

Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$20,402,237
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(228,602,127)
Proceeds from sales of long-term investments	203,373,381
Purchases of foreign currency, net	448,365
Forward currency exchange contracts, net	(2,758,043)
Net unrealized depreciation	10,878,470
Net realized gain	(5,978,383)
Amortization and acretion	615,304
Changes in operating assets and liabilities:
Increase in interest receivable	(2,567,213)
Decrease in prepaid expenses and other assets	(8,655)
Increase in receivable for investments sold	(15,371,110)
Decrease in payable for investments purchased	(21,335,447)
Decrease in payable to Adviser	(308,183)
Decrease in accrued expenses and other liabilities	27,830
Net cash used in operating activities	(41,183,574)

Cash Flows From Financing Activities
Advances from note payable	38,000,000
Distributions paid to common stockholders	(19,850,097)
Net cash provided by financing activities	18,149,903

Net change in cash	(23,033,671)
Cash--beginning of period	34,199,451
Cash--end of period	$11,165,780

Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$324,847

(1)	Commencement of operations.

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund June 2013 Semi-Annual Report

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

	Period from January 1, 2013 through June 30, 2013	Period from October 26, 2012 (1) through December 31, 2012
Operations
Net investment income	$20,115,605	$3,668,210
Net realized gain on investments	8,417,335	458,814
Net unrealized depreciation on investments	(8,130,703)	8,672,919
Net increase in net assets resulting from operations	20,402,237	12,799,943

Dividends to Common Shareholders
Net investment income	(20,177,140)	(3,361,505)
Total dividends to common shareholders	(20,177,140)	(3,361,505)

Capital Share Transactions
Net proceeds from sale of shares	-	477,466,104 (2)
Issuance of 13,099 common shares from reinvestment of
distributions to stockholders	324,847	-
Net increase in net assets capital stock transactions	324,847	477,466,104
Total increase in net assets	549,944	486,904,542

Net Assets
Beginning of period	487,004,607	100,065
End of period (includes undistributed net investment income of 401,164)	$487,554,551	$487,004,607

(1) Commencement of operations.
(2) Proceeds from sale of shares of $501,013,750 net of sales load paid and offering costs of $23,547,646.

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund June 2013 Semi-Annual Report

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Period From January 1, 2013 through June 30, 2013	Period From October 26, 2012 (1) through December 31, 2012
Per Common Share Data (2)
Net asset value, beginning of period	$24.30	23.82 (3)
Income from investment operations:
Net investment income	1.01	0.18
Net realized and unrealized gains on investments	0.01	0.47
Total decrease from investment operations	1.02	0.65
Less distributions to common stockholders:
Net investment income	(1.01)	(0.17)
Total distributions to common stockholders	(1.01)	(0.17)
Net asset value, end of period	$24.31	$24.30
Per common share market value, end of period	$22.95	$23.77
Total investment return based on net asset value (2)(4)	4.26%	2.69%
Total investment return based on market value (2)(4)	0.58%	(4.27)%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$487,555	$487,005

Ratio of expenses to average net assets(5)	2.07%	1.85%
Ratio of net investment income to average net assets(5)	8.15%	4.70%
Portfolio turnover rate(2)	33.21%	4.74%

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Net asset value at the beginning of the period reflects the deduction of the sales load and offering costs of $1.18 per share paid by the shareholder from the $25.00 offering price.
(4)
Total investment return calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(5)	Annualized for periods less than one full year.

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund June 2013 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED)
June 30, 2013

	Effective
	Interest Rate ‡	Due Date	Principal	Cost	Fair Value

Fixed Income — 123.95%*:

Bank Loans — 20.77%*:
Beverage, Food and Tobacco — 0.34%*:
Performance Food Group Company	6.25%	11/30/2019	1,678,736	$1,670,349	$1,661,949
Total Beverage, Food and Tobacco			1,678,736	1,670,349	1,661,949

Broadcasting and Entertainment — 1.46%*:
Deluxe Entertainment Services Group, Inc.	8.75	7/3/2017	5,452,390	5,254,043	5,270,662
TWCC Holding Corp.	7.00	12/11/2020	1,822,860	1,804,632	1,831,975
Total Broadcasting and Entertainment			7,275,250	7,058,675	7,102,637

Buildings and Real Estate — 0.79%*:
Tomkins Air Distribution	9.25	5/11/2020	3,773,513	3,716,929	3,877,285
Total Buildings and Real Estate			3,773,513	3,716,929	3,877,285

Chemicals, Plastics and Rubber — 2.25%*:
Cytec Monarch	8.25	3/20/2020	6,000,000	6,176,127	6,000,000
Pinnacle Operating Corp.	11.50	5/13/2019	4,856,269	4,659,755	4,953,394
Total Chemicals, Plastics and Rubber			10,856,269	10,835,882	10,953,394

Diversified/Conglomerate Manufacturing — 1.67%*:
Allflex Holdings, Inc.	8.00	6/11/2020	2,232,322	2,209,999	2,230,938
Alliance Laundry Systems LLC	9.50	11/30/2019	1,728,930	1,711,655	1,752,702
Northern Tool & Equipment Company, Inc.	7.00	12/6/2018	4,135,714	4,053,511	4,156,393
Total Diversified/Conglomerate Manufacturing			8,096,966	7,975,165	8,140,033

Diversified/Conglomerate Service — 2.41%*:
Endurance International Group Inc.	6.25	10/18/2017	5,970,000	5,910,319	5,992,388
Redprarie Corporation	6.75	12/14/2018	2,985,000	2,928,031	2,993,716
Redprarie Corporation	11.25	12/14/2019	2,702,244	2,650,308	2,783,311
Total Diversified/Conglomerate Service			11,657,244	11,488,658	11,769,415

Diversified Natural Resources, Precious Metals and Minerals — 0.73%*:
Osmose Holdings, Inc.	4.75	5/2/2018	3,598,426	3,562,455	3,587,920
Total Diversified Natural Resources, Precious Metals and Minerals			3,598,426	3,562,455	3,587,920

Electronics — 1.58%*:
Kronos, Inc.	9.75	4/26/2020	7,500,000	7,425,012	7,687,500
Total Electronics			7,500,000	7,425,012	7,687,500

Finance — 1.49%*:
Confie Seguros Holding	10.25	5/8/2019	1,880,257	1,859,599	1,899,059
Cunningham Lindsey Group, Inc.	9.25	4/18/2020	2,338,636	2,373,235	2,362,023
Transfirst Holdings Inc.	11.00	6/30/2018	1,004,072	975,474	1,021,644
Wall Street Systems Inc.	9.25	4/24/2020	1,980,000	1,980,000	1,987,425
Total Finance			7,202,965	7,188,308	7,270,151

Babson Capital Global Short Duration High Yield Fund June 2013 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
June 30, 2013

	Effective
	Interest Rate ‡	Due Date	Principal	Cost	Fair Value
Bank Loans (Continued)

Healthcare, Education and Childcare — 3.02%*:
Air Medical Group Holdings	6.50	6/20/2018	2,244,874	2,222,438	2,267,322
Gentiva Health Services Inc.	6.50	8/17/2016	3,934,426	3,888,139	3,929,508
PRA International	10.50	11/30/2019	1,844,428	1,811,515	1,867,484
Sage Products Holdings Iii, LLC	9.25	5/31/2020	3,325,292	3,275,431	3,383,484
TriZetto Group	8.50	3/27/2019	3,325,000	3,309,161	3,291,750
Total Healthcare, Education and Childcare			14,674,020	14,506,684	14,739,548

Mining, Steel, Iron and Non-Precious Metals — 0.66%*:
Boomerang Tube, LLC	11.00	10/8/2017	3,256,298	3,227,675	3,207,454
Total Mining, Steel, Iron and Non-Precious Metals			3,256,298	3,227,675	3,207,454

Oil and Gas — 2.36%*:
Chesapeake Energy Corporation	5.75	12/2/2017	2,000,000	1,968,532	2,024,580
NFR Energy LLC	8.75	12/31/2018	7,008,901	7,099,685	6,973,856
Rice Energy	8.50	9/26/2018	2,503,689	2,501,345	2,497,430
Total Oil and Gas			11,512,590	11,569,562	11,495,866

Retail Store — 2.01%*:
BJ’s Wholesale Club, Inc.	9.75	3/13/2020	4,000,000	4,118,769	4,070,000
FleetPride	9.25	5/8/2020	3,000,000	2,942,212	2,842,500
Smart & Final Holdings Corp.	10.50	11/8/2020	2,871,795	2,786,096	2,886,154
Total Retail Store			9,871,795	9,847,077	9,798,654

Total Bank Loans			100,954,072	100,072,431	101,291,806

Corporate Bonds — 103.18%*:

Aerospace and Defense — 0.50%*:
Ducommun Inc.	9.75%	7/15/2018	2,230,000	$2,395,448	$2,436,275
Total Aerospace and Defense			2,230,000	2,395,448	2,436,275

Automobile — 5.64%*:
Accuride Corp	9.50	8/1/2018	6,800,000	6,694,948	6,919,000
J.B. Poindexter & Co. Inc.^	9.00	4/1/2022	4,500,000	4,620,643	4,725,000
International Automotive Components Group, S.A.^	9.13	6/1/2018	4,866,000	4,886,246	4,866,000
Meritor Inc.	10.63	3/15/2018	3,000,000	3,061,709	3,247,500
Meritor Inc.^	7.88	3/1/2026	2,010,000	1,993,045	2,443,406
UCI International, Inc.	8.63	2/15/2019	5,215,000	5,175,888	5,319,300
Total Automobile			26,391,000	26,432,479	27,520,206

Broadcasting and Entertainment — 1.88%*:
Arqiva Finance+^	9.50	3/31/2020	5,000,000	7,952,243	7,832,938
CET 21 Spol Sro+^	9.00	11/1/2017	950,000	1,319,200	1,349,088
Total Broadcasting and Entertainment			5,950,000	9,271,443	9,182,026

Babson Capital Global Short Duration High Yield Fund June 2013 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
June 30, 2013

	Effective
	Interest Rate ‡	Due Date	Principal	Cost	Fair Value
Corporate Bonds (Continued)

Buildings and Real Estate — 5.12%*:
Ainsworth Lumber Ltd^	7.50	12/15/2017	4,250,000	4,269,223	4,505,000
Brookfield Residential Properties+^	6.13	7/1/2022	1,620,000	1,620,000	1,589,625
Builders FirstSource Inc.^	7.63	6/1/2021	1,020,000	1,020,000	986,850
Cemex International Capital LLC+^	9.88	4/30/2019	2,890,000	3,812,822	4,213,157
Lyon Williams Homes, Inc.^	8.50	11/15/2020	8,000,000	8,055,979	8,700,000
Roofing Supply LLC^	10.00	6/1/2020	4,605,000	5,070,160	4,984,913
Total Buildings and Real Estate			22,385,000	23,848,184	24,979,545

Cargo Transport — 2.80%*:
Kenan Advantage Group, Inc.^	8.38	12/15/2018	8,000,000	8,000,000	8,320,000
Moto Hospitality Limited+^	10.25	3/15/2017	2,000,000	3,100,342	3,125,570
Quality Distribution Inc.	9.88	11/1/2018	2,040,000	2,186,636	2,218,500
Total Cargo Transport			12,040,000	13,286,978	13,664,070

Chemicals, Plastics and Rubber — 7.51%*:
Associated Asphalt Partners LLC^	8.50	2/15/2018	2,300,000	2,300,000	2,311,500
Ciech Group Finance+^	9.50	11/30/2019	1,200,000	1,538,876	1,663,499
Cornerstone Chemical Co.^	9.38	3/15/2018	7,975,000	8,229,588	8,373,750
Ineos+^	6.13	8/15/2018	970,000	970,000	926,350
Ineos+	6.50	8/15/2018	1,450,000	1,894,558	1,805,356
Omnova Solutions, Inc.	7.88	11/1/2018	1,630,000	1,668,700	1,695,200
Perstorp Holding AB+^	9.00	5/15/2017	3,130,000	4,071,933	4,114,883
TPC Group, Inc.^	8.75	12/15/2020	7,065,000	7,151,399	7,223,963
Tronox Worldwide LLC^	6.38	8/15/2020	9,000,000	8,935,548	8,482,500
Total Chemicals, Plastics and Rubber			34,720,000	36,760,602	36,597,001

Containers, Packaging and Glass — 1.78%*:
Bormioli Rocco & Figlio S.P.A.+^	10.00	8/1/2018	1,500,000	1,993,361	1,981,751
Pretium Packaging, LLC	11.50	4/1/2016	6,265,000	6,428,208	6,703,550
Total Containers, Packaging and Glass			7,765,000	8,421,569	8,685,301

Diversified/Conglomerate Manufacturing — 0.60%*:
StoneMor Partners L.P.^	7.88	6/1/2021	3,000,000	2,935,512	2,940,000
Total Diversified/Conglomerate Manufacturing			3,000,000	2,935,512	2,940,000

Diversified/Conglomerate Service — 4.39%*:
Bravida+	5.21	6/15/2019	650,000	850,396	846,068
Bravida+	6.60	6/15/2019	5,500,000	837,999	820,149
Brickman Group Holdings, Inc.^	9.13	11/1/2018	6,670,000	6,819,368	7,136,900
Equiniti Group Ltd.+	7.13	12/15/2018	1,460,000	2,222,582	2,215,492
Ista 2007+	6.88	4/30/2021	900,000	1,183,946	1,159,764
Teamsystem S.P.A.+	7.38	5/15/2020	2,180,000	2,769,368	2,681,514
Verisure Holdings+^	6.71	9/1/2018	3,500,000	4,476,657	4,544,360
Verisure Holdings+^	8.75	9/1/2018	1,440,000	1,971,574	2,014,943
Total Diversified/Conglomerate Service			22,300,000	21,131,890	21,419,190

Babson Capital Global Short Duration High Yield Fund June 2013 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
June 30, 2013

	Effective Interest Rate ‡	Due Date	Principal	Cost	Fair Value
Corporate Bonds (Continued)

Diversified Natural Resources, Precious Metals and Minerals — 0.92%*:
Lecta S.A.+^	8.88	5/15/2019	1,090,000	1,431,858	1,340,757
Lecta S.A.+^	5.70	5/15/2018	2,600,000	3,240,273	3,130,451
Total Diversified Natural Resources, Precious Metals and Minerals			3,690,000	4,672,131	4,471,208

Ecological — 0.18%*:
ENCE+	7.25	2/15/2020	650,000	874,938	862,989
Total Ecological			650,000	874,938	862,989

Electronics — 1.68%*:
International Wire Group, Inc.^	8.50	10/15/2017	8,086,000	8,254,781	8,207,290
Total Electronics			8,086,000	8,254,781	8,207,290

Farming and Agriculture — 0.94%*:
Chiquita Brands International Inc.^	7.88	2/1/2021	4,350,000	4,318,419	4,556,625
Total Farming and Agriculture			4,350,000	4,318,419	4,556,625

Finance — 5.30%*:
Arrow Global Finance+^	7.88	3/1/2020	500,000	791,653	739,718
Brighthouse Group PLC+	7.88	5/15/2018	2,000,000	3,116,052	3,027,316
Cabot Financial+^	10.38	10/1/2019	5,000,000	8,421,220	8,336,755
First Data Corp.^	11.25	1/15/2021	6,000,000	5,992,500	5,985,000
Lowell Group Financing PLC+^	10.75	4/1/2019	2,000,000	3,407,234	3,327,097
TMF Group Holding+^	5.59	12/1/2018	1,400,000	1,802,552	1,827,912
TMF Group Holding+^	9.88	12/1/2019	2,000,000	2,687,237	2,603,285
Total Finance			18,900,000	26,218,448	25,847,083

Healthcare, Education and Childcare — 4.87%*:
Care UK Health+	9.75	8/1/2017	4,000,000	6,590,157	6,175,093
Cerba European Lab+^	7.00	2/1/2020	450,000	599,464	578,417
Crown Newco PLC+^	8.88	2/15/2019	5,100,000	8,320,362	7,601,752
Prospect Medical Holdings Inc^	8.38	5/1/2019	5,000,000	5,092,647	5,225,000
Valeant+^	7.50	7/15/2021	3,260,000	3,260,000	3,374,100
Voyage Care+^	6.50	8/1/2018	500,000	800,077	764,282
Total Healthcare, Education and Childcare			18,310,000	24,662,707	23,718,644

Hotels, Motels, Inns and Gaming — 1.97%*:
Elior+	6.50	5/1/2020	600,000	783,085	792,700
Gala Group Finance+	8.88	9/1/2018	5,500,000	8,829,067	8,833,729
Total Hotels, Motels, Inns and Gaming			6,100,000	9,612,152	9,626,429

Insurance — 0.19%*:
Towergate Finance PLC+	8.50	2/15/2018	600,000	942,052	938,200
Total Insurance			600,000	942,052	938,200

Babson Capital Global Short Duration High Yield Fund June 2013 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
June 30, 2013

	Effective Interest Rate ‡	Due Date	Principal	Cost	Fair Value
Corporate Bonds (Continued)

Leisure, Amusement, Motion Pictures and Entertainment — 1.38%*:
Odeon & Uci Finco+	9.00	8/1/2018	4,200,000	6,958,456	6,723,398
Total Leisure, Amusement, Motion Pictures and Entertainment			4,200,000	6,958,456	6,723,398

Machinery (Non-Agriculture, Non-Construct, Non-Electronic) — 3.25%*:
Cleaver-Brooks, Inc.^	8.75	12/15/2019	4,740,000	4,875,829	4,977,000
KM Germany Holding+^	8.75	12/15/2020	1,450,000	1,876,585	1,936,454
Milacron LLC^	8.38	5/15/2019	5,800,000	5,951,682	5,916,000
Xerium Technologies	8.88	6/15/2018	3,000,000	2,878,840	3,015,000
Total Machinery (Non-Agriculture, Non-Construct, Non-Electronic)			14,990,000	15,582,936	15,844,454

Mining, Steel, Iron and Non-Precious Metals — 4.79%*:
Ausdrill Finance Pty Ltd.+^	6.88	11/1/2019	6,000,000	6,000,000	5,730,000
Barminco Finance Pty Ltd.+	9.00	6/1/2018	6,000,000	5,930,804	5,280,000
Fortescue Metals Group Ltd.+^	8.25	11/1/2019	2,000,000	2,065,703	2,060,000
Hecla Mining Company^	6.88	5/1/2021	4,925,000	4,929,966	4,567,938
Kaiser Aluminum Corporation	8.25	6/1/2020	800,000	868,256	886,000
New World Resources N.V.+^	7.88	5/1/2018	3,350,000	4,314,207	2,583,598
Rain CII Carbon LLC^	8.25	1/15/2021	1,390,000	1,390,000	1,390,000
Rain CII Carbon LLC	8.50	1/15/2021	650,000	855,139	846,068
Total Mining, Steel, Iron and Non-Precious Metals			25,115,000	26,354,075	23,343,604

Oil and Gas — 28.02%*:
Alta Mesa Holdings, LP	9.63	10/15/2018	4,275,000	4,374,097	4,435,312
Calumet Specialty Products	9.38	5/1/2019	7,365,000	7,901,988	7,880,550
CHC Helicopter+	9.25	10/15/2020	4,620,000	4,737,224	4,735,500
CHC Helicopter+^	9.38	6/1/2021	3,000,000	3,000,000	2,970,000
Chesapeake Oilfield Operating LLC^	6.63	11/15/2019	6,000,000	5,768,559	5,940,000
Era Group Inc.^	7.75	12/15/2022	3,000,000	2,949,330	3,000,000
Ferrellgas Partners LP	8.63	6/15/2020	7,135,000	6,996,321	7,259,863
Gibson Energy Holdings+^	6.75	7/15/2021	1,915,000	1,885,815	1,910,213
Halcon Resources Corporation^	9.75	7/15/2020	8,000,000	8,451,259	7,980,000
Headwaters, Inc.	7.63	4/1/2019	3,000,000	3,124,792	3,135,000
Hercules Offshore, Inc.^	10.25	4/1/2019	6,865,000	7,210,302	7,482,850
Magnum Hunter Resources, Corp^	9.75	5/15/2020	3,000,000	3,057,349	3,045,000
Midstates Petroleum Company Inc.^	10.75	10/1/2020	5,800,000	6,121,746	5,829,000
Midstates Petroleum Company Inc.^	9.25	6/1/2021	6,065,000	6,023,778	5,701,100
Millennium Offshore+^	9.50	2/15/2018	6,000,000	6,000,000	6,150,000
Niska Gas Storage	8.88	3/15/2018	6,500,000	6,726,005	6,743,750
Northern Tier Energy LLC^	7.13	11/15/2020	6,000,000	6,000,000	6,060,000
Pbf Holding Company LLC	8.25	2/15/2020	6,000,000	6,281,246	6,285,000
Penn Virginia Corp^	8.50	5/1/2020	4,000,000	4,000,000	3,880,000
Resolute Energy Corp.^	8.50	5/1/2020	7,285,000	7,441,683	7,412,488
Samson Investment Company^	10.00	2/15/2020	7,000,000	7,383,135	7,376,250

Babson Capital Global Short Duration High Yield Fund June 2013 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
June 30, 2013

	Effective Interest Rate ‡	Due Date	Principal	Cost	Fair Value
Corporate Bonds (Continued)

Oil and Gas (Continued)
Seven Generations Energy Ltd.+^	8.25	5/15/2020	3,645,000	3,645,000	3,626,775
Shelf Drilling Holdings Ltd+^	8.63	11/1/2018	6,000,000	6,078,139	6,240,000
Venoco, Inc.	11.50	10/1/2017	5,500,000	5,562,686	5,816,250
Welltec+^	8.00	2/1/2019	5,500,000	5,730,855	5,720,000
Total Oil and Gas			133,470,000	136,451,309	136,614,901

Personal and Nondurable Consumer Products (Manufacturing Only) — 0.43%*:
Grohe Holdings+^	8.75	12/15/2017	1,530,000	2,069,735	2,071,990
Total Personal and Nondurable Consumer Products (Manufacturing Only)			1,530,000	2,069,735	2,071,990

Personal, Food and Miscellaneous — 0.51%*:
Cerved Holding Spa+^	8.00	1/15/2021	2,000,000	2,662,411	2,473,121
Total Personal, Food and Miscellaneous			2,000,000	2,662,411	2,473,121

Printing and Publishing — 1.68%*:
Cenveo Corporation	8.88	2/1/2018	5,750,000	5,252,989	5,548,750
R.R. Donnelley & Sons Company	7.88	3/15/2021	2,570,000	2,557,150	2,621,400
Total Printing and Publishing			8,320,000	7,810,139	8,170,150

Retail Store — 8.87%*:
DFS Furniture Holdings PLC+^	7.63	8/15/2018	300,000	450,552	471,117
GRD Holding Corp.^	10.75	6/1/2019	3,150,000	3,228,194	3,370,500
HD Supply, Inc.	11.50	7/15/2020	5,000,000	5,289,986	5,800,000
Hot Topic, Inc.^	9.25	6/15/2021	3,000,000	2,958,540	3,037,500
House Fraser PLC+^	8.88	8/15/2018	5,000,000	8,148,826	7,888,073
Matalan Finance PLC+^	8.88	4/29/2016	4,000,000	6,466,420	6,114,254
New Look Retail Group Limited+	8.75	5/14/2018	3,450,000	5,182,779	5,061,133
Pantry, Inc^	8.38	8/1/2020	875,000	908,807	939,531
Spencer Spirit Holdings, Inc.^	11.00	5/1/2017	5,970,000	6,402,419	6,417,750
Takko Fashion+^	9.88	4/15/2019	3,500,000	4,504,235	4,157,121
Total Retail Store			34,245,000	43,540,758	43,256,979

Telecommunications — 6.19%*:
Bite Finance+^	7.70	2/15/2018	660,000	886,399	859,084
Numericable Finance+^	8.09	10/15/2018	5,500,000	7,088,086	7,287,897
Nara Cable FDG Ltd+^	8.88	12/1/2018	8,667,000	8,249,900	8,893,680
Norcell Sweden+^	9.25	9/29/2018	19,500,000	3,240,019	3,118,616
UPC Broadband+^	6.75	3/15/2023	1,830,000	1,932,214	1,879,501
Wind Acquisition+^	11.75	7/15/2017	6,000,000	8,273,600	8,122,250
Total Telecommunications			42,157,000	29,670,218	30,161,028

Babson Capital Global Short Duration High Yield Fund June 2013 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
June 30, 2013

	Effective Interest Rate ‡	Due Date	Principal	Cost	Fair Value
Corporate Bonds (Continued)

Textiles & Leather — 1.79%*:
Elis+	6.00	6/15/2018	1,050,000	1,364,735	1,373,558
Perry Ellis International Inc	7.88	4/1/2019	7,000,000	7,274,993	7,367,500
Total Textiles & Leather			8,050,000	8,639,728	8,741,058

Total Corporate Bonds			471,544,000	503,779,498	503,052,765

Total Fixed Income			572,498,072	603,851,929	604,344,571

Other liabilities and assets — (23.95)%					(116,790,020)
Net Assets — 100%					$487,554,551

Babson Capital Global Short Duration High Yield Fund June 2013 Semi-Annual Report

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
June 30, 2013

‡	The effective interest rates are based on settled commitment amount.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security. Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:
US	United States	64.8%
GB	United Kingdom	13.6%
CA	Canada	3.0%
SE	Sweden	2.6%
IT	Italy	2.5%
FR	France	2.4%
AU	Australia	2.2%
AE	United Arab Emirates	2.1%
ES	Spain	1.6%
DE	Germany	1.5%
NL	Netherlands	1.0%
Other (Individually less than 1%)		2.7%
		100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
§
Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2013. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

See accompanying Notes to Financial Statements

Babson Capital Global Short Duration High Yield Fund June 2013 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)
June 30, 2013

1.         Organization

Babson Capital Global Short Duration High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 20, 2011, and commenced operations on October 26, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

Babson Capital Management LLC (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

Babson Capital Global Advisers Limited (“Sub-Adviser”), an indirect wholly-owned subsidiary of the Adviser will serve as a sub-adviser with respect to the Fund’s European investments.

The Fund’s primary investment objective is to seek as high a level of current income as the Adviser determines is consistent with capital preservation. The Fund seeks capital appreciation as a secondary investment objective when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund will seek to take advantage of inefficiencies between geographies, primarily the North American and Western European high yield bond and loan markets and within capital structures between bonds and loans. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in bonds, loans and other income-producing instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)) or unrated but judged by the Adviser or Sub-Adviser to be of comparable quality.

2.         Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.         Valuation of Investments

The Fund’s investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Fund’s Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date to determine the current value.

The Fund’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Fund’s valuation policies and procedures approved by the Board.

In certain cases, authorized pricing service vendors may not provide prices for a security held by the Fund, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Fund may use market maker quotations provided by an established market maker for that security (i.e., broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations to be obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bank loans in which the Fund may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund. By relying on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. The loans in which the Fund will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield loans in its portfolio.

Babson Capital Global Short Duration High Yield Fund June 2013 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
June 30, 2013

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is utilized to maximize the use of observable market data, and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised is determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund’s investments:

Description	Level 1	Level 2	Level 3	Total Investments

Assets:
Fixed Income:
Bank Loans	$-	$101,291,806	$-	$101,291,806
Bonds	-	503,052,765	-	503,052,765
Total Fixed Income	-	604,344,571	-	604,344,571

Liabilities:
Derivative Securities:
Foreign Exchange Contracts	-	46,814	-	46,814
Total Derivative Securities	-	46,814	-	46,814

Total Investments	$-	$604,391,385	$-	$604,391,385

Babson Capital Global Short Duration High Yield Fund June 2013 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
June 30, 2013

B.   Cash and Cash Equivalents

Cash and cash equivalents consist principally of short term investments that are readily convertible into cash and have original maturities of three months or less.  At June 30, 2013, all cash and cash equivalents are held by the custodian.

C.   Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis.  Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.  Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.  Expenses are recorded on the accrual basis as incurred.

D.   Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

E.   Federal Income Taxation

The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders.

F.   Dividends and Distributions

The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of  the Fund’s distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G.  Derivative Instruments

The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to the instrument.

Forward Foreign Currency Exchange Contracts – The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use forward currency exchange contracts to hedge against changes in the value of foreign currencies. The Fund may enter into forward currency exchange contracts obligating the Fund to deliver or receive a currency at a specified future date. Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Fund is also subject to credit risk with respect to the counterparties to derivative contracts that are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. In addition, in the event of a bankruptcy of a clearing house, the Fund could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions. The counterparty risk to the Fund is limited to the net unrealized gain, in any, on the contract.

Babson Capital Global Short Duration High Yield Fund June 2013 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
June 30, 2013

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

During the period from January 1, 2013 through June 30, 2013, the Fund’s direct investment in derivatives consisted of forward foreign currency exchange contracts.

The following is a summary of the fair value of derivative instruments held directly by the Fund as of June 30, 2013.

Fair values of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2013:

	Statement of Assets
	and Liabilities
Derivatives	Location	Fair Value
Foreign exchange contracts:
Forward Foreign Currency
Exchange Contracts	Receivables	$46,814
Total		$46,814

The effect of derivative instruments on the Statement of Operations for period January 1, 2013 through June 30, 2013:

Amount of Realized Gain/(Loss) on Derivatives

Forward Currency
Derivatives	Exchange Contracts
Foreign exchange contracts	$2,681,571
Total	$2,681,571

Change in Unrealized Appreciation/(Depreciation) on Derivatives

Forward Currency
Derivatives	Exchange Contracts
Foreign exchange contracts	$2,758,044
Total	$2,758,044

Number of contracts, notional amounts or shares/units

	Foreign	Foreign
	Exchange	Exchange
	Contract Risk -	Contract Risk -
	Long	Short	Total
Forward
Contracts (1)	$163,810,633	$(162,788,178)	$1,022,455

H.   Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

I.    Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities.  However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

(1) Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Babson Capital Global Short Duration High Yield Fund June 2013 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
June 30, 2013

J.   Counterparty Risk

The Fund seeks to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations.  The Adviser monitors the financial stability of the Fund’s counterparties.

K.  Recent Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting.  ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”).  ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement.  The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 had no effect on the Fund’s net assets.

3.         Advisory Fee

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Pursuant to the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 1.00% of the Fund’s average daily managed assets during such month. Managed assets are the total assets of the Fund, which include any assets attributable to leverage such as assets attributable to reverse repurchase agreements, or bank loans, minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of leverage).

Subject to the supervision of the Adviser and the Board, the Sub-Adviser manages the investment and reinvestment of a portion of the assets of the Fund, as allocated from  time to time to the Sub-Adviser by a global allocation investment committee composed of representatives of the Adviser and Sub-Adviser.  The Adviser (not the Fund) will pay a portion of the fees it receives to the Sub-Adviser in return for its services.

4.         Administrator Fee

The Fund has engaged U.S. Bancorp Fund Services, LLC (“US Bank”) to serve as the Fund’s administrator, fund accountant, and transfer agent. The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian. The Fund has agreed to pay US Bank a fee payable at the end of each calendar month, at an annual rate of 0.30% of the Fund’s average daily managed assets.

5.         Income Taxes

It is the Fund’s intention to qualify as a RIC under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax year ended in 2012, as noted below, was as follows:

	Net	Total
Ordinary	Long Term	Distributions
Income	Capital Gains	Paid

$3,361,505	$-	$3,361,505

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  Permanent book and tax basis differences resulted in the reclassifications of $155,944 to accumulated net investment income and $155,944 from accumulated net realized gain.

Babson Capital Global Short Duration High Yield Fund June 2013 Semi-Annual Report

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
June 30, 2013

The following information is provided on a tax basis as of December 31, 2012:
Cost of investments	$573,258,100

Unrealized appreciation	12,624,307
Unrealized depreciation	(1,262,088)
Net unrealized appreciation (depreciation)	11,362,219

Undistributed ordinary income	539,870
Undistributed long term gains	-
Distributable earnings	539,870

Other accumulated gain/(loss)	(2,463,651)
Total accumulated gain/(loss)	9,438,438

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

At December 31, 2012, the Fund deferred, on a tax basis, post-October losses of $2,485,366.

6.	Investment Transactions

For the period from January 1, 2013 through June 30, 2013 the Fund purchased (at cost) and sold securities in the amount of $228,602,127 and $203,373,381 (excluding short-term debt securities), respectively.

7.	Credit Facility

On November 8, 2012, the Fund entered into a $200,000,000 credit facility with BNP Paribas Prime Brokerage International, Ltd. On January 14, 2013 the Fund decreased the credit facility amount with BNP from $200,000,000 to $120,000,000. On January 30, 2013 the Fund increased the credit facility with BNP from $120,000,000 to $130,000,000. On February 28, 2013 the Fund increased the credit facility with BNP from $130,000,000 to $133,000,000. On March 11, 2013 the Fund increased the credit facility with BNP from $133,000,000 to $138,000,000. The credit facility has a variable annual interest rate equal to three-month LIBOR plus 0.90 percent. Unused portions of the credit facility will accrue a commitment fee equal to an annual rate of 0.65 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period from January 1, 2013 through June 30, 2013 was approximately $128,700,000 and 1.18 percent, respectively. At June 30, 2013, the principal balance outstanding was $138,000,000 at an interest rate of 1.17 percent.

8.	Common Stock

The Fund has unlimited shares authorized and 20,057,849 shares outstanding as of June 30, 2013. Transactions in common stock for the period January 1, 2013 through June 30, 2013 were as follows:

Shares at December 31, 2012	20,044,750
Shares sold through reinvestments of distributions	13,099
Shares at June 30, 2013	20,057,849

9.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the period from January 1, 2013 through June 30, 2013, the Fund paid its Independent Trustees aggregate remuneration of $110,500. All of the Fund’s officers are employees of the Adviser. Pursuant to the Agreement, the Fund does not compensate its officers who are employees of the Adviser (except for the Chief Compliance Officer of the Fund unless assumed by the Adviser). For the period ended June 30, 2013, the Adviser paid the compensation of the Chief Compliance Officer of the Fund.

The Fund did not make any payments to the Adviser for the period ended June 30, 2013, other than the amounts payable to the Adviser pursuant to the Agreement.

Babson Capital Global Short Duration High Yield Fund June 2013 Semi-Annual Report

INDEPENDENT TRUSTEES

Rodney Dillman
Trustee

Dr. Bernard Harris, Jr.
Trustee

Thomas Okel
Trustee

Martin Sumichrast
Trustee

INTERESTED TRUSTEES

Tom Finke
Trustee

OFFICERS

Russell Morrison
President and Principal
Executive Officer

Patrick Hoefling
Chief Financial Officer and
Principal Financial and
Accounting Officer

Andrew Lennon
Treasurer

Michael Freno
Vice President

Sean Feeley
Vice President

Scott Roth
Vice President

Melissa LaGrant
Chief Compliance Officer

Janice Bishop
Secretary/Chief Legal Officer

Michele Manha
Assistant Secretary

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Fund through the reinvestment of dividends in additional common shares of the Fund. Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, as Plan Agent, unless a shareholder elects to receive cash instead. An election to receive cash may be revoked or reinstated at the option of the shareholder. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will receive dividends and distributions in cash.

Whenever the Fund declares a dividend payable in cash or shares, the Plan Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value per Fund share is equal to or less than the market price per Fund share plus estimated brokerage commissions as of the payment date for the dividend.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the dollar amount of the cash dividend by the net asset value per Fund share as of the dividend payment date or, if greater than the net asset value per Fund share, 95% of the closing share price on the payment date. Generally, if the net asset value per Fund share is greater than the market price per Fund share plus estimated brokerage commissions as of the dividend payment date, the Plan Agent will endeavor to buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any Federal, state or local tax. For Federal income tax purposes, the amount reportable in respect of a dividend received in shares of the Fund will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains. Investors should consult with their own tax advisors for further information about the tax consequences of dividend reinvestment.

There is no brokerage charge for the reinvestment of dividends in additional Fund shares; however, all participants pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There is no direct service charge to participants in the Plan, though the Fund reserves the right to amend the Plan to include a service charge payable by participants.

Additional information about the Plan may be obtained from, and any questions regarding the Plan should be addressed to, U.S. Bancorp Fund Services, Plan Agent for Babson Capital Global Short Duration High Yield Fund’s Dividend Reinvestment Plan, P.O. Box 701, Milwaukee, WI 52301.

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND

Item 2. Code of Ethics.

Not applicable for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual filing.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for semi-annual filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

None.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable for this filing.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Attached hereto.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Babson Capital Global Short Duration High Yield Fund

By (Signature and Title)	/s/ Russell D. Morrison
Russell D. Morrison, President

Date	September 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Russell D. Morrison
Russell D. Morrison, President

Date	September 6, 2013

By (Signature and Title)	/s/ Patrick Hoefling
Patrick Hoefling, Chief Financial Officer

Date	September 6, 2013